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                                                                    Exhibit 10.2

                               JO-ANN STORES, INC.

       LIST OF EXECUTIVE OFFICERS WHO ARE PARTIES TO THE SPLIT DOLLAR LIFE
                     INSURANCE AGREEMENT WITH THE REGISTRANT

Dave Bolen
Brian Carney
Michael Edwards
Valerie Gentile Sachs
Rosalind Thompson